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                      FLEXIBLE PREMIUM VARIABLE ANNUITY - A

                                    Issued by

                       TRANSAMERICA LIFE INSURANCE COMPANY

                       Supplement Dated November 20, 2002

                                     to the

                       Prospectus dated November 13, 2002



Effective November 20, 2002, we will not accept any premium payment that is allocated to the fixed account in excess of $25,000, except the dollar cost averaging fixed account option. We also will not accept any premium payment or transfer which would result in the policy value in the fixed account exceeding $25,000, except the dollar cost averaging fixed account option.






                 This Prospectus Supplement must be accompanied
                            by the Prospectus for the
          Flexible Premium Variable Annuity - A dated November 13, 2002